SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                                  OCTOBER 26, 1995



                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)



               0-13941                           95-3525565
       (Commission File Number)        (IRS Employer Identification No.)


      16215 ALTON PARKWAY
       IRVINE, CALIFORNIA                             92718
 (Address of principal executive offices)          (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141







                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)






ITEM 8.  CHANGE IN FISCAL YEAR

On October 26, 1995, the Board of Directors of AST Research, Inc. (the "Company") approved the change of the Company's fiscal year end to the Saturday closest to December 31 from the Saturday closest to June 30.
The Company will continue to operate within a conventional 52/53 week accounting fiscal year. The change was made in order to align the Company's fiscal year end with the reporting requirements of its largest shareholder, Samsung Electronics Co., Ltd. The Company intends to file a Form 10-K for the transition period of July 2, 1995, to December 30, 1995.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)




                              By BRUCE C. EDWARDS
                                Executive Vice President
                                  and Chief Financial Officer





Date: November 6, 1995